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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Northwest Airlines Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	41-1905580 (I.R.S. Employer Identification No.)
2700 Lone Oak Parkway, Eagan, Minnesota (Address of principal executive offices)	55121 (Zip Code)
Northwest Airlines, Inc. (Exact name of registrant as specified in its charter)
Minnesota (State of incorporation or organization)	41-0449230 (I.R.S. Employer Identification No.)
2700 Lone Oak Parkway, Eagan, Minnesota (Address of principal executive offices)	55121 (Zip Code)
If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒	If this form relates to the registration of a class of securities pursuant pursuant to Section 12(g) of the Exchange Act and is effective to General Instruction A.(d), check the following box. ☐
Securities Act registration statement file number to which this form relates: 333-105356	(if applicable)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered	Name of each exchange on which each class is to be registered
10.5% Class D Pass Through Certificates, Series 2003-1 (and guarantees of underlying payments)	New York Stock Exchange

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.    Description of Registrant's Securities to Be Registered.

        Reference is hereby made to the section entitled "Description of the Class D Certificates" in the Prospectus dated October 29, 2003 included in the Registrants' Registration Statement on Form S-4 (Registration No. 333-105356), filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(3), is incorporated herein by reference.

Item 2.    Exhibits.

        The securities described herein are to be registered pursuant to Section 12(b) of the Exchange Act on an exchange on which other securities of registrants are currently registered. In accordance with the instructions regarding exhibits on Form 8-A, the following exhibits are incorporated herein by reference:

3.1	Restated Certificate of Incorporation of NWA Corp. (filed as Exhibit 4.1 to NWA Corp.'s Registration Statement on Form S-3, File No. 333-69655).
3.2	Amended and Restated By-Laws of NWA Corp. (filed as Exhibit 4.1 to NWA Corp.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, File No. 333-69655).
3.3	Restated Certificate of Incorporation of Northwest (filed as Exhibit 3.3 to Northwest's Registration Statement on Form S-3, File No. 033-74772).
3.4	Amended and Restated Bylaws of Northwest (filed as Exhibit 4.2 to the 1999 First 10-Q).
4.1
Pass Through Trust Agreement, dated as of June 3, 1999, among NWA Corp., Northwest and U.S. Bank National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association ("U.S. Bank National Association") as Trustee, relating to Pass Through Certificates of Northwest (filed as Exhibit 4(i) to Registration Statement on Form S-3, File No. 333-79215).
4.2
Pass Through Trust Supplement, to be dated as of the Exchange Date, among NWA Corp., Northwest and U.S. Bank Trust National Association as Trustee, relating to 10.5% Class D Pass Through Certificates, Series 2003-1 (filed as Exhibit 4.2 to Amendment No. 3 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.1
Intercreditor Agreement, dated as of June 25, 1999, by and among U.S. Bank Trust National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity but solely as Trustee under the Northwest Airlines Pass Through Trust 1999-2A, Northwest Airlines Pass Through Trust 1999-2B and Northwest Airlines Pass Through Trust 1999-2C, Citibank, N.A. and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent (filed as Exhibit 4(d) to NWA Corp.'s Current Report on Form 8-K filed on August 10, 1999, File No. 333-69655).
99.2
Intercreditor Agreement, dated as of June 28, 2000, by and among U.S. Bank Trust National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity but solely as Trustee under the Northwest Airlines Pass Through Trust 2000-1G and Northwest Airlines Pass Through Trust 2000-1C, Credit Suisse First Boston, New York Branch, U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent, and MBIA Insurance Corporation (filed as Exhibit 4(f) to NWA Corp.'s Current Report on Form 8-K filed on July 11, 2000, File No. 001-15285).

99.3
Intercreditor Agreement, dated as of June 1, 2001, by and among U.S. Bank Trust National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity but solely as Trustee under the Northwest Airlines Pass Through Trust 2001-1A-1, Northwest Airlines Pass Through Trust 2001-1A-2, Northwest Airlines Pass Through Trust 2001-1B and Northwest Airlines Pass Through Trust 2001-1C, Landesbank Hessen-Thuringen Girozentrale and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent (filed as Exhibit 4(d) to Northwest's Current Report on Form 8-K filed on August 21, 2001, File No. 001-15285).
99.4
Intercreditor Agreement, dated as of July 5, 2001, by and among U.S. Bank Trust National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity but solely as Trustee under the Northwest Airlines 2001-2A E-EETC Pass Through Trust and Northwest Airlines 2001-2B E-EETC Pass Through Trust, CDC Finance—CDC IXIS, CDC Financial Products Inc. and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent (filed as Exhibit 99.13 to Amendment No. 1 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.5
Intercreditor Agreement, dated as of August 5, 2002, by and among U.S. Bank Trust National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity but solely as Trustee under the Northwest Airlines Pass Through Trust 2002-1G-1, Northwest Airlines Pass Through Trust 2002-1G-2, Northwest Airlines Pass Through Trust 2002-1C-1 and Northwest Airlines Pass Through Trust 2002-1C-2, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston International, U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent, and MBIA Insurance Corporation (filed as Exhibit 4(d) to Northwest's Current Report on Form 8-K filed on August 30, 2002, File No. 001-15285).
99.6
Form of First Amendment to Intercreditor Agreement for Series 1999-2, to be dated as of the Exchange Date, between U.S. Bank National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, as Trustee for Series 1999-2, Citibank, N.A. and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent (filed as Exhibit 99.15 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.7
Form of First Amendment to Intercreditor Agreement for Series 2000-1, to be dated as of the Exchange Date, between U.S. Bank National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, as Trustee for Series 2000-1, Credit Suisse First Boston, New York Branch, U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent, and MBIA Insurance Corporation (filed as Exhibit 99.17 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.8
First Amendment to Intercreditor Agreement for Series 2001-1, dated as of April 4, 2002, between U.S. Bank Trust National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, as Trustee for Series 2001-1, Landesbank Hessen-Thuringen Girozentrale and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent (filed as Exhibit 99.18 to Amendment No. 1 to Registrants' Registration Statement on Form S-4, File No. 333-105356).

99.9
Form of Second Amendment to Intercreditor Agreement for Series 2001-1, to be dated as of the Exchange Date, between U.S. Bank Trust National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, as Trustee for Series 2001-1, Landesbank Hessen-Thuringen Girozentrale and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent (filed as Exhibit 99.19 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.10
Form of First Amendment to Intercreditor Agreement for Series 2001-2, to be dated as of the Exchange Date, between U.S. Bank National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, as Trustee for Series 2001-2, CDC Finance—CDC IXIS, CDC Financial Products Inc. and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent (filed as Exhibit 99.20 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.11
First Amendment to Intercreditor Agreement for Series 2002-1, dated as of November 20, 2002, between U.S. Bank Trust National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, as Trustee for Series 2002-1, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston International, U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent, and MBIA Insurance Corporation (filed as Exhibit 99.21 to Amendment No. 1 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.12
Form of Second Amendment to Intercreditor Agreement for Series 2002-1, to be dated as of the Exchange Date, between U.S. Bank Trust National Association, as successor trustee to State Street Bank and Trust Company of Connecticut, National Association, as Trustee for Series 2002-1, MBIA Insurance Corporation, WestLB AG, New York Branch, Credit Suisse First Boston International and U.S. Bank National Association, as successor to State Street Bank and Trust Company, as Subordination Agent (filed as Exhibit 99.22 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.13	Form of Participation Agreement for Series 1999-2A, 1999-2B and 1999-2C (filed as Exhibit 99(a) to NWA Corp.'s Current Report on Form 8-K filed on August 10, 1999, File No. 333-69655).
99.14
Form of Amendment to Participation Agreement for Series 1999-2A, 1999-2B and 1999-2C (filed as Exhibit 99.24 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.15	Form of Participation Agreement for Series 2000-1G and 2000-1C (filed as Exhibit 99(g) to NWA Corp.'s Current Report on Form 8-K filed on July 11, 2000, File No. 001-15285).
99.16	Form of Amendment to Participation Agreement for Series 2000-1G and 2000-1C (filed as Exhibit 99.28 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.17
Form of Participation Agreement for Series 2001-1A-1, 2001-1A-2, 2001-1B, 2001-1C and 2001-1D (filed as Exhibit 99(h) to NWA Corp.'s Current Report on Form 8-K filed on August 21, 2001, File No. 001-15285).
99.18
Form of Amendment to Participation Agreement for Series 2001-1A-1, 2001-1A-2, 2001-1B, 2001-1C and 2001-1D (filed as Exhibit 99.30 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).

99.19	Form of Amendment to Participation Agreement for Series 2001-1 (747) (filed as Exhibit 99.31 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.20	Form of Participation Agreement for Series 2001-2A and 2001-2B (filed as Exhibit 99.30 to Amendment No. 1 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.21	Form of Amendment to Participation Agreement for Series 2001-2A and 2001-2B (filed as Exhibit 99.33 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.22
Form of Participation Agreement for Series 2002-1G-1, 2002-1G-2, 2002-1C-1, 2002-1C-2 and 2002-1D (filed as Exhibit 99(i) to NWA Corp.'s Current Report on Form 8-K filed on August 30, 2002, File No. 001-15285-01).
99.23
Form of Amendment to Participation Agreement for Series 2002-1G-1, 2002-1G-2, 2002-1C-1, 2002-1C-2 and 2002-1D (filed as Exhibit 99.35 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.24	Form of Indenture for Series 1999-2A, 1999-2B and 1999-2C (filed as Exhibit 99(c) to NWA Corp.'s Current Report on Form 8-K filed on August 10, 1999, File No. 333-69655).
99.25	Form of Amendment to Indenture for Series 1999-2A, 1999-2B and 1999-2C (filed as Exhibit 99.37 to Amendment No. 4 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.26	Form of Indenture for Series 2000-1G and 2000-1C (filed as Exhibit 99(h) to NWA Corp.'s Current Report on Form 8-K filed on July 11, 2000, File No. 001-15285).
99.27	Form of Amendment to Indenture for Series 2000-1G and 2000-1C (filed as Exhibit 99.41 to Amendment No. 4 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.28	Form of Indenture for Series 2001-1A-1, 2001-1A-2, 2001-1B, 2001-1C and 2001-1D (filed as Exhibit 99(i) to NWA Corp.'s Current Report on Form 8-K filed on August 21, 2001, File No. 001-15285).
99.29
Form of Amendment to Indenture for Series 2001-1A-1, 2001-1A-2, 2001-1B, 2001-1C and 2001-1D (filed as Exhibit 99.43 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.30	Form of Amendment to Indenture for Series 2001-1 (747) (filed as Exhibit 99.44 to Amendment No. 4 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.31	Form of Indenture for Series 2001-2A and 2001-2B (filed as Exhibit 99.42 to Amendment No. 1 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.32	Form of Amendment to Indenture for Series 2001-2A and 2001-2B (filed as Exhibit 99.46 to Amendment No. 4 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.33	Form of Indenture for Series 2002-1G-1, 2002-1G-2, 2002-1C-1, 2002-1C-2 and 2002-1D (filed as Exhibit 99(j) to NWA Corp.'s Current Report on Form 8-K filed on August 30, 2002, File No. 001-15285-01).
99.34
Form of Amendment to Indenture for Series 2002-1G-1, 2002-1G-2, 2002-1C-1, 2002-1C-2 and 2002-1D (filed as Exhibit 99.48 to Amendment No. 4 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.35	Pass Through Trust Supplement for Series 1999-2A (filed as Exhibit 4(b)(1) to NWA Corp.'s Current Report on Form 8-K filed on August 10, 1999, File No. 333-69655).

99.36	Pass Through Trust Supplement for Series 1999-2B (filed as Exhibit 4(b)(2) to NWA Corp.'s Current Report on Form 8-K filed on August 10, 1999, File No. 333-69655).
99.37	Pass Through Trust Supplement for Series 1999-2C (filed as Exhibit 4(b)(3) to NWA Corp.'s Current Report on Form 8-K filed on August 10, 1999, File No. 333-69655).
99.38	Pass Through Trust Supplement for the Series 2000-1G (filed as Exhibit 4(b)(1) to NWA Corp.'s Current Report on Form 8-K filed on July 11, 2000, File No. 001-15285).
99.39	Pass Through Trust Supplement for the Series 2000-1C (filed as Exhibit 4(b)(2) to NWA Corp.'s Current Report on Form 8-K filed on July 11, 2000, File No. 001-15285).
99.40	Pass Through Trust Supplement for the Series 2001-1A-1 (filed as Exhibit 4(b)(1) to NWA Corp.'s Current Report on Form 8-K filed on August 21, 2001, File No. 001-15285).
99.41	Pass Through Trust Supplement for the Series 2001-1A-2 (filed as Exhibit 4(b)(2) to NWA Corp.'s Current Report on Form 8-K filed on August 21, 2001, File No. 001-15285).
99.42	Pass Through Trust Supplement for the Series 2001-1B (filed as Exhibit 4(b)(3) to NWA Corp.'s Current Report on Form 8-K filed on August 21, 2001, File No. 001-15285).
99.43	Pass Through Trust Supplement for the Series 2001-1C (filed as Exhibit 4(b)(4) to NWA Corp.'s Current Report on Form 8-K filed on August 21, 2001, File No. 001-15285).
99.44	Pass Through Trust Supplement for the Series 2001-2A (filed as Exhibit 99.58 to Amendment No. 1 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.45	Pass Through Trust Supplement for the Series 2001-2B (filed as Exhibit 99.59 to Amendment No. 1 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.46	Pass Through Trust Supplement for the Series 2002-1G-1 (filed as Exhibit 4(b)(1) to Northwest's Current Report on Form 8-K filed on August 30, 2002, File No. 001-15285-01).
99.47	Pass Through Trust Supplement for the Series 2002-1G-2 (filed as Exhibit 4(b)(2) to Northwest's Current Report on Form 8-K filed on August 30, 2002, File No. 001-15285-01).
99.48	Pass Through Trust Supplement for the Series 2002-1C-1 (filed as Exhibit 4(b)(3) to Northwest's Current Report on Form 8-K filed on August 30, 2002, File No. 001-15285-01).
99.49	Pass Through Trust Supplement for the Series 2002-1C-2 (filed as Exhibit 4(b)(4) to Northwest's Current Report on Form 8-K filed on August 30, 2002, File No. 001-15285-01).
99.50	Form of D-2 Secured Note (filed as Exhibit 99.89 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.51	Form of Pledge Agreement for D-2 Secured Note (filed as Exhibit 99.90 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.52	Form of Guarantee for D-2 Secured Notes (filed as Exhibit 99.91 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.53	Amended and Restated Trust Agreement for 2001-1 NWA Class D Certificate Trust (filed as Exhibit 99.92 to Amendment No. 2 to Registrants' Registration Statement on Form S-4, File No. 333-105356).
99.54	Amended and Restated Trust Agreement for 2002-1 NWA Class D Certificate Trust II (filed as Exhibit 99.93 to Amendment No. 3 to Registrants' Registration Statement on Form S-4, File No. 333-105356).

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

NORTHWEST AIRLINES CORPORATION
By:	/s/ MICHAEL L. MILLER Name: Michael L. Miller Title: Vice President, Law and Secretary
NORTHWEST AIRLINES, INC.
By:	/s/ MICHAEL L. MILLER Name: Michael L. Miller Title: Vice President, Law and Secretary

Date: November 20, 2003

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INFORMATION REQUIRED IN REGISTRATION STATEMENT
SIGNATURE